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                                                                    EXHIBIT 10.6

                         ACKNOWLEDGMENT OF SUBORDINATION

      THIS ACKNOWLEDGMENT OF SUBORDINATION (this "Acknowledgment") is made as of October 7, 2003, by and between Akorn, Inc. a Louisiana corporation (the "Company"), and The John N. Kapoor Trust dated 9/20/89 (the "Lender").

      WHEREAS, the Company and the Lender are parties to that certain Convertible Bridge Loan and Warrant Agreement dated as of July 12, 2001 (as amended from time to time, most recently pursuant to the terms of that certain Fourth Amendment dated the date hereof, the "Agreement");

      WHEREAS, in connection with the refinancing of certain indebtedness of the Company pursuant to the terms of that certain Credit Agreement dated the date hereof, among the Company, Akorn (New Jersey), Inc., LaSalle Bank National Association ("LaSalle") and certain other parties thereto, the Lender has entered into that certain Subordination and Intercreditor Agreement dated the date hereof (the "Subordination Agreement"), in favor of LaSalle and acknowledged by the Company and Akorn (New Jersey), Inc.; and

      WHEREAS, the Company and the Lender wish to acknowledge certain matters as set forth herein.

      NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained in the Agreement, the parties, intending to be bound, hereby agree and acknowledge as follows:

      1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement.

      2. Acknowledgment. Each of the Company and the Lender acknowledges that the indebtedness represented by the Note to which this Acknowledgement is affixed (regardless of when or whether this Acknowledgment is so affixed) is subject to the terms contained in the Subordination Agreement.

      3. Effectuation. This Acknowledgment shall be deemed effective immediately upon its full execution and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Acknowledgment.

      4. Counterparts. This Acknowledgment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. One or more counterparts of this Acknowledgment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties have executed this Acknowledgment as of the date first written above.

AKORN, INC.


By:
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Name:
     -------------------------
Title:
      ------------------------

THE JOHN N. KAPOOR TRUST DATED
9/20/89

By:
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   John N. Kapoor, Trustee